American Century NVIT Growth Fund Summary Prospectus April 30, 2015

Class I     /     Class II    /    Class IV

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. This Summary Prospectus is intended for use in connection with variable insurance contracts, and is not intended for use by other investors. The Fund’s Prospectus and Statement of Additional Information, both dated April 30, 2015, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to nationwide.com/mutualfundsnvit, email a request to web_help@nationwide.com or call 800-848-0920, or ask any variable insurance contract provider who offers shares of the Fund as an underlying investment option in its products.

Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I Shares	Class II Shares	Class IV Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fee	None	0.25%	None
Other Expenses	0.26%	0.26%	0.26%
Total Annual Fund Operating Expenses	0.86%	1.11%	0.86%
Fee Waiver/Expense Reimbursement[1]	(0.01)%	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.85%	1.10%	0.85%

1	Nationwide Variable Insurance Trust and Nationwide Fund Advisors (“NFA”) have entered into a written contract waiving 0.015% of the management fee to which NFA would be entitled until April 30, 2016.

NSP-GR 4/15

Summary Prospectus April 30, 2015	1	American Century NVIT Growth Fund

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$87	$273	$476	$1,060
Class II Shares	112	352	611	1,351
Class IV Shares	87	273	476	1,060

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 119.98% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in common stocks issued by large-cap companies, utilizing a growth style of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. In implementing this strategy, the subadviser makes its investment decisions based primarily on its analysis of individual companies, rather than on broad economic forecasts. The subadviser manages the Fund based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

The subadviser uses a variety of analytical research tools and techniques to identify the stocks of larger-sized companies that meet its investment criteria. Under normal market conditions, the Fund’s portfolio will primarily consist of securities of companies demonstrating business improvement. Analytical indicators helping to identify signs of business improvement could include accelerating earnings or revenue growth rates, increasing cash flows, or other indications of the relative strength of a company’s business. These techniques help the subadviser buy or hold the stocks of companies it believes have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet its criteria. The subadviser intends to invest the Fund’s assets primarily in U.S. securities. However, the Fund may invest in securities of foreign companies to varying degrees depending on the strength of analytical indicators and if such company otherwise fits within the Fund’s investment strategy.

The Fund generally considers selling a security when it reaches a target price, its issuer’s business quality or fundamentals appear to the subadviser to be deteriorating, or when other opportunities appear more attractive. The Fund may engage in active and frequent trading of portfolio securities.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Market and selection risks – market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Growth style risk – growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and may adversely impact the Fund’s performance.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

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Annual Total Returns – Class I Shares

(Years Ended December 31,)

Highest Quarter:     15.92% – 1st qtr. of 2012

Lowest Quarter:     -20.65% – 4th qtr. of 2008

The inception date for Class II shares is May 2, 2011. Pre-inception historical performance for Class II shares is based on the previous performance of Class I shares. Performance for Class II shares has been adjusted to reflect that share class’s higher expenses than those of Class I shares.

Average Annual Total Returns

(For Periods Ended December 31, 2014)

	1 Year	5 Years	10 Years
Class I shares	11.33%	14.29%	7.99%
Class II shares	11.04%	14.01%	7.72%
Class IV shares	11.33%	14.29%	7.99%
Russell 1000® Growth Index (reflects no deduction for fees or expenses)	13.05%	15.81%	8.49%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

American Century Investment Management, Inc. (“American Century”)

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Gregory J. Woodhams, CFA	Chief Investment Officer, U.S. Growth Equity – Large Cap, Senior Vice President and Senior Portfolio Manager, American Century	Since 2010
E.A. Prescott LeGard, CFA	Vice President and Senior Portfolio Manager, American Century	Since 2010

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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